Supplement dated November 12, 2026
to the Prospectus, Summary Prospectus, and Statement of Additional Information (SAI), each as supplemented, as applicable, of the following fund:
Fund	Prospectus and Summary Prospectus Dated	SAI Dated
Columbia Funds Series Trust I
Columbia Greater China Fund	1/1/2026	10/1/2026
The Board of Trustees of Columbia Greater China Fund (the Fund) has approved a Plan of Liquidation and Termination (the Plan) pursuant to which the Fund will be liquidated and terminated.
Effective at the close of business on December 31, 2026, the Fund will be closed to new and existing investors. In the event that an order to purchase Fund shares is received by the Fund or its transfer agent after December 31, 2026, that order will be refused by the Fund or its transfer agent and any money that the Fund or its transfer agent received with the order will be returned to the investor, account or financial intermediary, as appropriate, without interest. Effective December 11, 2026, any applicable contingent deferred sales charges will be waived on redemptions and exchanges out of the Fund.
Under the terms of the Plan, it is anticipated that the Fund will be liquidated on or about January 14, 2027 (the Liquidation Date) at which time the Fund’s shareholders will receive a liquidating distribution by check mailed to the current address of record in an amount equal to the net asset value of their Fund shares. For federal income tax purposes, the liquidation of the Fund will be treated as a redemption of Fund shares and may cause shareholders to recognize a gain or loss and pay taxes if the liquidated shares are held in a taxable account. You should consult with your own tax advisor about the particular tax consequences to you of the Fund’s liquidation. Shareholders of the Fund may redeem their investments in the Fund or exchange their Fund shares for shares of another Columbia Fund at any time prior to the Liquidation Date. If the Fund has not received your redemption request or other instructions prior to the Liquidation Date, your shares will be automatically liquidated on the Liquidation Date.
Orders for the purchase of or exchange for shares of the Fund may, in the Fund’s discretion, be rejected at any time prior to the Liquidation Date, including for operational reasons relating to the anticipated liquidation of the Fund.
During the period prior to the Liquidation Date, the Fund’s investment manager, Columbia Management Investment Advisers, LLC (the Investment Manager), may depart from the Fund’s stated investment objectives and strategies to reduce the amount of portfolio securities and hold more cash or cash equivalents to liquidate the Fund’s assets in a manner that the Investment Manager believes to be in the best interests of the Fund and its shareholders. Shareholders remaining in the Fund may bear increased transaction fees incurred in connection with the disposition of the Fund’s portfolio holdings. Any such transaction costs would reduce any distributable net capital gains.
Shareholders who hold their Fund shares through a retirement plan or account (such as a 401(k) plan or individual retirement account) and who receive a distribution of liquidation proceeds will be subject to taxes and, if under 59½ years of age, applicable early withdrawal penalties, unless the distribution proceeds are reinvested as a rollover in an eligible retirement plan or account within 60 days after the proceeds are received. Investors with a Columbia IRA, SEP IRA, SIMPLE IRA, Roth IRA or Coverdell Education Savings Account with UMB Bank as custodian must act on their account(s) prior to the Liquidation Date. These accounts, for those who do not act prior to the Liquidation Date, will be automatically exchanged to a comparable share class of Columbia Government Money Market Fund. In addition, effective January 1, 2027, for any purchase order submitted prior to the Liquidation Date that includes the Fund as part of your overall allocation, the portion allocated to the Fund will be automatically invested in the comparable share class of Columbia Government Money Market Fund. The rest of your purchase order will be invested according to your existing allocation. Investors choosing to liquidate their retirement account prior to the Liquidation Date by completing an IRA Distribution Form or calling the Transfer Agent may have the $20 annual participant fee taken from the liquidation proceeds.
The Fund will seek to pay out all distributable net income and net capital gains prior to the Liquidation Date. Shareholders will receive liquidation proceeds as soon as practicable after the Liquidation Date.
Shareholders should retain this Supplement for future reference.
SUP158_08_004_(11/26)